UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2016

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On December 8, 2016, KPMG (Taiwan) informed the audit committee of the board of directors of SemiLEDs Corporation (the “Company”) that they declined to stand for reelection as the Company’s independent registered public accounting firm.

KPMG (Taiwan)’s reports on the Company’s consolidated financial statements for the fiscal years ended August 31, 2016 and 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except as follows: KPMG (Taiwan)’s report on the consolidated financial statements of SemiLEDs Corporation and subsidiaries as of and for the years ended August 31, 2016 and 2015, contained a separate paragraph stating that those “consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, has not generated sufficient net cash flows from operating activities and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 2. The consolidated financial statements and financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty.”

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended August 31, 2016 and 2015, there were no disagreements with KPMG (Taiwan) on any matters of accounting principles or practices, financial statement disclosure, or auditing scope procedure which, disagreements, if not resolved to KPMG (Taiwan)’s satisfaction, would have caused KPMG (Taiwan) to make reference to the matter in their reports.

The Company has requested KPMG (Taiwan) to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG (Taiwan) agrees with the above statements. A copy of KPMG (Taiwan)’s letter dated December 9, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG (Taiwan) to the SEC dated December 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2016

SemiLEDs Corporation

	By:	/s/ Christopher Lee

	Name:	Christopher Lee

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from KPMG (Taiwan) to the SEC dated December 9, 2016.